                                                                    EXHIBIT 10.5

                               PURCHASE AGREEMENT


         This Purchase Agreement ("Agreement") dated as of January 10, 2005, is made


Among

SELLER: GOLDEN PHOENIX MINERALS, INC., a Minnesota corporation with an address of 1675 East Paater Way, Suite 102, Sparks, Nevada 89434, ("Golden Phoenix")

And

BUYER: BOREALIS MINING COMPANY, a Nevada corporation with an address of 1153 Bergen Parkway, Suite M290, Evergreen, Colorado 80439-9773 ("Borealis Mining")

And

GUARANTOR:     GRYPHON GOLD CORPORATION, a Nevada corporation with an address of
               1153 Bergen Parkway, Suite M290, Evergreen, Colorado 80439-9773
               ("Gryphon Gold")

PROPERTY:      The property described on Exhibit A to this Agreement, including all claims, accruements and improvements thereon and all rights, privileges and interests appurtenant thereto (the "Property").

                                    RECITALS

         A. Golden Phoenix and Borealis Mining own interests in the Property; and

         C. Golden Phoenix agrees to sell and assign its rights, privileges and interests in the Property to Borealis Mining on the terms set forth herein and Borealis Mining agrees to purchase and accept such rights, privileges and interests on the terms set forth herein.

                            AGREEMENT OF THE PARTIES

         In consideration of the mutual promises and covenants set forth in this Agreement, Golden Phoenix agrees to sell and assign and Borealis Mining agrees to purchase and accept Golden Phoenix's rights, privileges and interests in the Property on the terms and conditions set forth in this Agreement.

                                   ARTICLE 1

                                  DEFINITIONS

         1.1 "Due Diligence Report" shall mean a legal report of UCC claims, liens and legal notices of record prepared by Snell & Wilmer LLP.

         1.2 "Earn-In Agreement" shall mean the Earn-In Agreement dated July 21, 2003, by and between Golden Phoenix and Borealis Mining, including all exhibits attached thereto and incorporated therein described in Exhibit A-3 hereto.

         1.3 "Escrow Agent" shall mean LandAmerica Lawyers Title of Arizona located at One S. Church Avenue, Suite 1800, Tucson, Arizona.

         1.4 "Mining Lease" shall mean that certain Mining Lease dated January 24, 1997, by and between Richard J. Cavell TTTEE F/T Richard J. Cavell Trust dated 02/23/1994, Hardrock Mining Company, a Nevada corporation, and John
W. Whitney, as Lessors, and J.D. Welsh & Associates, Inc., a Nevada corporation, as lessee, memorandum of which is recorded as Entry 115828 in Book 169 at page 489 in the official records of Mineral County, Nevada.

         1.5 "Property" shall mean the property described on Exhibit A to this Agreement, including all claims, accruements and improvements thereon and all rights, privileges and interests appurtenant thereto.

         1.6 "Title Abstract" shall mean the title abstract prepared by a professional title company of recorded documents of record in Mineral County, Nevada relating to Golden Phoenix and J.D. Welsh & Associates, Inc., a Nevada corporation.

         1.7 "Title Report" shall mean the title reports prepared by Parr Waddoups dated October 28, 2004, and updated by Roger Gash, a Certified Professional Landman and Nevada Commissioned Abstractor, of unpatented mining claims and unpatented millsite claims that are subject to the Mining Lease.

                                   ARTICLE 2

                                SALE AND ASSIGN

         2.1 AGREEMENT TO SELL AND ASSIGN. At the Closing, subject to the terms and conditions of this Agreement, Golden Phoenix will sell and assign and Borealis Mining will purchase and accept all of Golden Phoenix's rights, privileges and interests in and to the Property with effect from the Closing Date.

         2.2 PURCHASE PRICE. The purchase price for Golden Phoenix's rights, privileges and interests in the Property shall be the sum of $1,400,000 (the "Purchase Price").

         2.3 PAYMENT SCHEDULE. The Purchase Price shall be payable to Golden Phoenix as follows:

         (a)      $400,000.00 paid at Closing;

         (b)      $250,000.00 payable 91 days following the Closing Date;

         (c)      $250,000.00 payable 182 days following the Closing Date;

         (d)      $250,000.00 payable 273 days following the Closing Date; and

         (e)      $250,000.00 payable 364 days following the Closing Date.

         2.4 PREPAYMENT. All or any portion of the Purchase Price may be paid prior to the time provided in Section 2.3.

         2.5 SECURITY. All obligations of Borealis Mining owing to Golden Phoenix as provided herein shall be secured by Gryphon Gold's pledge in escrow of 150,000 shares of voting common stock of Borealis Mining which represents fifteen percent (15%) of the issued and outstanding voting common stock of Borealis Mining (the "Pledged Stock"). Furthermore, Gryphon Gold covenants to guarantee the obligations of Borealis Mining set forth in this Article 2.

         2.6 RELEASE OF SECURITY. The Escrow Agent shall release to Gryphon Gold from escrow fifteen (15) shares of the Pledged Stock for every $100.00 of the Purchase Price paid by Borealis Mining in excess of the initial $400,000.00 of the Purchase Price paid at Closing.

                                   ARTICLE 3

                                    CLOSING

         3.1 CLOSING. The closing of the transactions contemplated herein (the "Closing") shall take place at 10:00 a.m. on or before January 14, 2005 (the "Closing Date"), at the Tucson offices of Snell & Wilmer LLP or such other place as may be agreed in writing by Golden Phoenix and Borealis Mining.

         3.2 CONDITION PRECEDENT IN FAVOR OF BOREALIS MINING. The obligations of Borealis Mining under this Agreement shall be subject to the receipt, review and satisfaction of the following reports or the waiver by Borealis Mining, of the following conditions precedent to the Closing, each of which is for the exclusive benefit of Borealis Mining and may be waived by Borealis Mining at any time, in whole or in part, in its sole discretion without prejudice to any other rights that it may have:

         (a)      Due Diligence Report;

         (b)      Title Abstract; and

         (c)      Title Report.

         3.3 OPTION TO ACCELERATE CLOSING. Borealis Mining has the option to waive the condition precedent to closing as set forth in Section 3.2 and accelerate the Closing Date.

         3.4 IRREVOCABLE DIRECTIONS. Upon execution of this Agreement by Golden Phoenix and Borealis Mining the parties hereto covenant to deliver this Agreement and all exhibits to the Escrow Agent and this Agreement shall thereafter serve as irrevocable directions to the Escrow Agent to act in accordance with the terms contained herein and the parties covenant to deliver to the Escrow Agent those documents and instruments contained in this Article 3 herein and elsewhere as contemplated herein.

         3.5 GOLDEN PHOENIX'S CLOSING DELIVERIES. At the Closing, Golden Phoenix shall deliver or cause to be delivered to Borealis Mining the following documents, each duly executed where applicable:

         (a) Certified copy of resolutions of the Directors of Golden Phoenix authorizing the execution and delivery of this Agreement, the sale and assignment of the Property and all documents required to be executed by Golden Phoenix pursuant hereto;

         (b) Assignment of Borealis Mining Lease assigning Golden Phoenix's right, title and interest in the Property to Borealis Mining in the form attached hereto as Exhibit B;

         (c) Consent to Assignment of Borealis Mining Lease consenting to the assignment of Golden Phoenix's right, title and interest in the Property to Borealis Mining in the form attached hereto as Exhibit C;

         (d) Assignment of Interest in Property assigning Golden Phoenix's rights, privileges and interest in Property, as described by the Assignment, to Borealis Mining in the form attached hereto as Exhibit D; and

         (e) All bills of sale, assurances, transfers, assignments, consents, and such other agreements, documents and instruments as may be reasonably required by Borealis Mining to complete the transactions provided for in this Agreement.

         3.6 BOREALIS MINING CLOSING DELIVERIES. At the Closing, Borealis Mining shall deliver or cause to be delivered to Golden Phoenix the following documents, each duly executed where applicable:

         (a) Certified copy of resolutions of the Directors of Borealis Mining authorizing the execution and delivery of this Agreement, the purchase and acceptance of the Property and all documents required to be executed by Borealis Mining pursuant hereto;

         (b) Assignment of Borealis Mining Lease assigning Golden Phoenix's right, title and interest in the Property to Borealis Mining in the form attached hereto as Exhibit B;

         (c) Consent to Assignment of Borealis Mining Lease consenting to the assignment of Golden Phoenix's right, title and interest in the Property to Borealis Mining in the form attached hereto as Exhibit C; and

         (d) Assignment of Interest in Property assigning Golden Phoenix's rights, privileges and interest in Property, as described by the Assignment, to Borealis Mining in the form attached hereto as Exhibit D.

         3.7 GRYPHON GOLD CLOSING DELIVERIES. At the Closing, Gryphon Gold shall deliver or cause to be delivered to the Escrow Agent the Pledged Stock.

         3.8 SOLE POSSESSION AND BENEFIT. On the Closing Date, Golden Phoenix shall deliver or cause to be delivered to Borealis Mining sole possession and benefit of the Property.

                                   ARTICLE 4

                             CONDITIONS OF CLOSING

         4.1 CONDITIONS IN FAVOR OF GOLDEN PHOENIX. The obligations of Golden Phoenix under this Agreement shall be subject to the fulfilment, or the waiver by Golden Phoenix, of the following conditions at or prior to the Closing, each of which is for the exclusive benefit of Golden Phoenix and may be waived by Golden Phoenix at any time, in whole or in part, in its sole discretion without prejudice to any other rights that it may have:

         (a) Borealis Mining shall have performed and completed in all material respects all of the terms and conditions in this Agreement on its part to be performed or complied with at or before Closing and shall have executed and delivered or caused to have been executed and delivered to Golden Phoenix at the Closing all the documents contemplated in Section 3.6 or elsewhere in this Agreement;

         (b) Gryphon Gold shall have performed and completed in all material respects all of the terms and conditions in this Agreement on its part to be performed or complied with at or before Closing and shall have delivered or caused to have been delivered to the Escrow Agent at the Closing the Pledged Stock contemplated in Section 3.7 or elsewhere in this Agreement;

         (c) The representations and warranties of Borealis Mining set forth in this Agreement shall have been true and correct in all material respects at and as of the time of execution of this Agreement except as affected by transactions contemplated or permitted by this Agreement and except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such date;

         (d) All necessary consents and approvals to the transfer of Golden Phoenix's interest in the Property shall have been received; and

         (e) No action or proceeding shall be pending or shall have been instituted by any Person to set aside or prohibit in any way the transactions contemplated by this Agreement.

         4.2 CONDITIONS IN FAVOR OF BOREALIS MINING. The obligations of Borealis Mining under this Agreement shall be subject to the fulfilment, or the waiver by Borealis Mining, of the following conditions at or prior to the Closing, each of which is for the exclusive benefit of Borealis Mining and may be waived by Borealis Mining at any time, in whole or in part, in its sole discretion without prejudice to any other rights that it may have:

         (a) Golden Phoenix shall have performed and completed in all material respects all of the terms and conditions in this Agreement on its part to be performed or complied with at or before Closing and shall have executed and delivered or caused to have been executed and delivered to Borealis Mining at the Closing all the documents contemplated in Section 3.5 or elsewhere in this Agreement;

         (b) The representations and warranties of Golden Phoenix set forth in this Agreement shall have been true and correct in all material respects at and as of the time of execution of this Agreement except as affected by transactions contemplated or permitted by this Agreement and except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such date;

         (c) All necessary consents and approvals to the assignment of the Property shall have been received at or before the Closing; and

         (d) No action or proceeding shall be pending or shall have been instituted by any Person to set aside or prohibit in any way the transactions contemplated by this Agreement.

                                   ARTICLE 5

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

         5.1 NEGATIVE COVENANT OF GRYPHON GOLD. Gryphon Gold covenants and agrees that as long as any amount owing to Golden Phoenix is outstanding under this Agreement, Gryphon Gold shall not, without the prior written consent of Golden Phoenix and each of its assignees, which consent may be withheld for any reason assign or permit to be assigned all or any part of the unreleased Pledged Stock except in accordance with this Agreement.

         5.2 POSITIVE COVENANT OF BOREALIS MINING. Borealis Mining covenants and agrees that as long as any amount or obligation remains outstanding under this Agreement that it will pay all escrow costs that may arise in connection with this Agreement.

         5.3 POSITIVE COVENANT OF GOLDEN PHOENIX. Golden Phoenix covenants and agrees in good faith to cooperate with the perfecting of any right, claim, title or interest relating to the Property including, but not limited to, the execution of additional documents requested by Borealis Mining as may be necessary or appropriate to perfect such right, claim, title or interest.

         5.4 REPRESENTATIONS AND WARRANTIES OF BOREALIS MINING. As a material inducement to Golden Phoenix to enter into and complete this Agreement and the transactions contemplated by this Agreement and, acknowledging that Golden Phoenix is entering into this Agreement in reliance upon the representations and warranties of Borealis Mining herein, Borealis Mining represents and warrants to Golden Phoenix as follows:

         (a) Borealis Mining is a duly incorporated corporation under the laws of the State of Nevada and has the necessary power and authority to own the Property;

         (b) Borealis Mining has the power, authority and capacity to enter into this Agreement and all other agreements and instruments to be executed pursuant to this Agreement and to carry out its obligations under this Agreement;

         (c) The execution and delivery of this Agreement and such other agreements and instruments and the completion of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of Borealis Mining and its directors;

         (d) This Agreement constitutes a valid and binding obligation of Borealis Mining enforceable against Borealis Mining in accordance with its terms; and

         (e) To the knowledge of Borealis Mining, there are no material claims, actions, proceedings, suits, investigations or reviews pending or commenced in respect of the Property or Borealis Mining.

         5.5 REPRESENTATIONS AND WARRANTIES OF GOLDEN PHOENIX. As a material inducement to Borealis Mining to enter into and complete this Agreement and the transactions contemplated by this Agreement and, acknowledging that Borealis Mining is entering into this Agreement in reliance upon the representations and warranties of Golden Phoenix herein, Golden Phoenix represents and warrants to Borealis Mining as follows:

         (a) Golden Phoenix has good and marketable title to its interest in the Property, subject only to all matters of record as evidenced by the redacted Title Report and the Title Abstract provided to Golden Phoenix by Borealis Mining. Other than this Agreement there is no agreement, option or other right or privilege outstanding in favor of any person for the purchase from Golden Phoenix of any right, privilege or interest in the Property;

         (b) Golden Phoenix is a duly incorporated corporation under the laws of the State of Minnesota and has the necessary power and authority to own the Property;

         (c) Golden Phoenix has the power, authority and capacity to enter into this Agreement and all other agreements and instruments to be executed pursuant to this Agreement and to carry out its obligations under this Agreement;

         (d) The execution and delivery of this Agreement and such other agreements and instruments and the completion of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of Golden Phoenix and its directors;

         (e) This Agreement constitutes a valid and binding obligation of Golden Phoenix enforceable against Golden Phoenix in accordance with its terms;

         (f) To the knowledge of Golden Phoenix, there are no material claims, actions, proceedings, suits, investigations or reviews pending or commenced in respect of the Property or Golden Phoenix;

         (g) to the best of the Golden Phoenix's knowledge, unless previously disclosed to Borealis Mining:

                           (i) the Property and its existing and prior uses comply and have at all times complied with, and Golden Phoenix is not in violation of, and has not violated, in connection with the ownership, use, maintenance or operation of the Property, any applicable federal, state, municipal or local laws, regulations, orders or approvals relating to its operations on the Property and environmental or similar matters;

                           (ii) has operated the Property and has at all times received, handled, used, stored, treated, shipped and disposed of all environmental or similar contaminants in strict compliance with all applicable environmental, health or safety laws, regulations, orders or approvals, and

                           (iii) there are no orders or directions relating to environmental or similar matters requiring any work, repairs, construction or capital expenditures with respect to the Property and the conduct of the business related thereto, nor has Golden Phoenix received any notice of such;

                           (iv) no hazardous or toxic materials, substances, pollutants, contaminants or wastes have been released into the environment, or deposited, discharged, placed or disposed of at, on or near the Property as a result of Golden Phoenix's operations carried out on the Property, nor have any of the above occurred nor has the Property been used at any time by any person as a person as a landfill or waste disposal site;

                           (v) no notices of any violation or apparent violation of any of the matters referred to in this subparagraph (g) relating to the Property or its use have been received by Golden Phoenix, and

                           (vi) there are no writs, injunctions, orders or judgments outstanding, no law suits, claims proceedings or investigations pending or threatened, relating to the use, maintenance or operation of the Property, whether related to environmental or similar matters, or otherwise, nor is there any basis for such law suits, claims, proceedings or investigations being instituted or filed;

         (h) Golden Phoenix is solvent, as defined by law, and, to the best of its knowledge, no proceedings are pending for and Golden Phoenix is unaware of any basis for the institution of any proceedings placing Golden Phoenix into bankruptcy or subject to any other laws governing the affairs of insolvent persons.

         5.6 INDEMNITY. Each party to this Agreement agrees to indemnify each other party and hold it harmless for, from and against all claims, damages, costs and expenses (including reasonable attorneys' fees) attributable, directly or indirectly, to the breach by such indemnifying party of any obligation hereunder or the inaccuracy of any representation or warranty made by such indemnifying party herein or in any instrument delivered pursuant hereto or in connection with the transactions contemplated hereby.

                                   ARTICLE 6

                               GENERAL PROVISIONS

         6.1 BINDING EFFECT. This Agreement is binding upon and shall inure to the benefit of the parties and their respective heirs, personal representatives, administrators, successors and assigns.

         6.2 ATTORNEYS' FEES. If any action is brought by either party in respect to its rights under this Agreement, the substantially prevailing party shall be entitled to reasonable attorneys' fees and court costs as determined by the court.

         6.3 WAIVERS. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver be a continuing waiver. Except as expressly provided in this Agreement, no waiver shall be binding unless executed in writing by the party making the waiver. Either party may waive any provision of this Agreement intended for its benefit; provided, however, such waiver shall in no way excuse the other party from the performance of any of its other obligations under this Agreement.

         6.4 CONSTRUCTION. This Agreement shall be construed according to Nevada law. References in this Agreement to "Articles" and "Sections" are to the Articles and Sections of this Agreement, unless otherwise noted.

         6.5      TIME. Time is of the essence of this Agreement.

         6.6 NOTICES. Notices shall be in writing and shall be given by personal delivery to a responsible person, by deposit in the United States mail, certified mail, return receipt requested, postage prepaid, by express delivery service, freight prepaid or by facsimile. Notices shall be delivered or addressed to the parties at the addresses or facsimile numbers set forth on the first page of this Agreement or at such other address or facsimile number as a party may designate in writing. The date notice is deemed to have been given, received and become effective shall be the date on which the notice is delivered, if notice is given by personal delivery, or five (5) days following the date of deposit in the mail or with an express delivery service, if the notice is sent through the United States mail or by express delivery service or on the date of receipt if the notice is sent via facsimile.

         6.7 NOTICE TO COUNSEL. Notices to Borealis Mining and/or Gryphon Gold, as provided in Section 6.6, shall include a copy to:

                           Snell & Wilmer L.L.P.
                           Att: Lowell Thomas, Esq.
                           One S. Church Ave., Suite 1500
                           Tucson, AZ 85701-1630
                           Telephone: (520) 882-1221
                           Facsimile: (520) 884-1294


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

         6.8 FURTHER DOCUMENTATION. Each party agrees in good faith to execute such further or additional documents as may be necessary or appropriate to fully carry out the intent and purpose of this Agreement.

         6.9 TIME PERIODS. Except as expressly provided for herein, the time for performance of any obligation or taking any action under this Agreement shall be deemed to expire at 6:00 p.m. (Reno, Nevada time) on the last day of the applicable time period provided for herein. If the time for the performance of any obligation or taking any action under this Agreement expires on a Saturday, Sunday or legal holiday, the time for performance or taking such action shall be extended to the next succeeding day which is not a Saturday, Sunday or legal holiday.

         6.10 HEADINGS AND COUNTERPARTS. The headings of this Agreement are for purposes of reference only and shall not limit or define the meaning of any provision of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which shall constitute one and the same instrument.

         6.11 LEGAL COUNSEL. Each party has had an opportunity to consult with legal counsel regarding this Agreement. Each party has been fully, separately, and independently appraised and advised of their respective legal rights, remedies, privileges and obligations arising out of this Agreement.

         6.12 CONFIDENTIALITY. Any press releases or other documents prepared for public dissemination relating to the transactions contemplated herein shall not be disseminated until both Golden Phoenix and Borealis Mining have provided consent to the contents thereof, such consent not to be unreasonably withheld. Upon completion of the transactions contemplated herein, Golden Phoenix shall keep confidential all information it has relating to the Property except that which is otherwise in the public domain or unless Golden Phoenix is compelled to disclose by virtue of law.

         6.13 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in this Agreement. All prior and contemporaneous agreements, representations and understandings of the parties, oral or written, are superseded by and merged in this Agreement. No supplement, modification or amendment of this Agreement shall be binding unless in writing and executed by Golden Phoenix, Borealis Mining and Gryphon Gold.


            The remainder of this page is left intentionally blank.
                           Signature page to follow.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.



                                            GOLDEN PHOENIX MINERALS, INC.,
                                            a Minnesota corporation



                                            By:   /s/ Michael Fitzsimonds
                                                  ------------------------------
                                            Name: Michael Fitzsimonds
                                                  ------------------------------
                                            Its:  President
                                                  ------------------------------


                                            BOREALIS MINING COMPANY,
                                            a Nevada corporation



                                            By:   /s/ Allen Gordon
                                                  ------------------------------
                                            Name: Allen S. Gordon
                                            Its:  President


                                            GRYPHON GOLD CORPORATION,
                                            a Nevada corporation



                                            By:   /s/ Allen Gordon
                                                  ------------------------------
                                            Name: Allen Gordon
                                                  ------------------------------
                                            Its:  President
                                                  ------------------------------

                                    EXHIBIT A

                              PROPERTY DESCRIPTION



The Property shall include all rights, privileges and interests in the following:

1.       The Acknowledgement of Assignment as described in Exhibit A-1 hereto.

2. The Area of Interest as described in Exhibit A-2 hereto and subject to the terms of Article IX of the Earn-In Agreement.

3.       The Earn-In Agreement as described in Exhibit A-3 hereto.

4.       The Borealis Mining Lease as described in Exhibit A-4 hereto.

5.       The Borealis Claims as described in Exhibit A-5 hereto.

6. All documentation, photos, reports, diagrams, samples, tools, files, containers, fixtures and/or furnishings relating to the Property or its operations, in the possession of Golden Phoenix and/or its advisors, including, but not limited to, engineering reports and files, technical reports and files, contract files, land files, recordings, maps and core drill samples, reverse circulation drill samples, rotary drill samples, shelves to hold samples, portable steel shipping containers and such.

                                   EXHIBIT A-1

                          ACKNOWLEDGEMENT OF ASSIGNMENT

That certain Acknowledgement of Assignment dated January 9, 2000, by Richard J. Cavell TTTEE F/T Richard J. Cavell Trust dated 02/23/1994, Hardrock Mining Company, a Nevada corporation, and John W. Whitney, as Lessors, concurring to the assignment of the Borealis Mining Lease by J.D. Welsh & Associates, Inc., a Nevada corporation, to Golden Phoenix as described in Exhibit A-1 hereto a copy of which is attached hereto.

                                   EXHIBIT A-2

                                AREA OF INTEREST

The Area of Interest is the same as the Borealis Project Area as described in
Exhibit III of the Borealis Mining Lease, a copy of which is attached hereto.

                                   EXHIBIT A-3

                                EARN-IN AGREEMENT

That certain Earn-In Agreement dated July 21, 2003, by and between Golden Phoenix and Borealis Mining, a copy of which is attached hereto.

                                   EXHIBIT A-4

                              BOREALIS MINING LEASE

That certain Mining Lease dated January 24, 1997, by and between Richard J. Cavell TTTEE F/T Richard J. Cavell Trust dated 02/23/1994, Hardrock Mining Company, a Nevada corporation, and John W. Whitney, as Lessors, and J.D. Welsh & Associates, Inc., a Nevada corporation, as lessee, memorandum of which is recorded as Entry 115828 in Book 169 at page 489 in the official records of Mineral County, Nevada, a copy of which is attached hereto, subject to the Acknowledgement of Assignment by the Lessors, as described in Exhibit A-1.

                                   EXHIBIT A-5

                                 BOREALIS CLAIMS

The claims described on the following pages attached hereto.

                                    EXHIBIT B

                       ASSIGNMENT OF BOREALIS MINING LEASE

That Assignment of Borealis Mining Lease in the form attached hereto.

                                    EXHIBIT C

                         CONSENT TO ASSIGNMENT OF LEASE

That Consent to Assignment of Lease in the form attached hereto.

                                    EXHIBIT D

                       ASSIGNMENT OF INTEREST IN PROPERTY

That Assignment of Interest in Property in the form attached hereto.

                                 FIRST AMENDMENT
                                       TO
                               PURCHASE AGREEMENT

         This First Amendment to Purchase Agreement ("First Amendment") is made by and among Golden Phoenix Minerals, Inc., a Minnesota corporation ("Golden Phoenix"), Borealis Mining Company, a Nevada corporation ("Borealis Mining"), and Gryphon Gold Corporation, a Nevada corporation ("Gryphon Gold") as of January 13, 2005. This Amendment shall amend, supplement and modify that certain purchase agreement among Golden Phoenix, Borealis Mining and Gryphon Gold dated January 10, 2005 (the "Purchase Agreement"). In the event of any conflict between this First Amendment and the Purchase Agreement, this First Amendment shall control.

                                    RECITALS

         A. Golden Phoenix and Borealis Mining entered into the Purchase Agreement for the purchase of that certain property more specifically described in Exhibit A of the Purchase Agreement (the "Property"); and

         B. Pursuant to the terms of the Purchase Agreement, the closing of the transaction (the "Closing") shall take place at 10:00 a.m. on or before January 18, 2005 (the Closing Date"), at the Tucson offices of Snell & Wilmer LLP; and

         C. A condition to Closing of Golden Phoenix and Borealis Mining is the delivery of a Consent to Assignment of the Borealis Mining Lease (the "Consent") whereby the owner/lessor of the Property shall consent to the assignment of Golden Phoenix's interest in the Property; and

         D.       The parties have yet to obtain the Consent; and

         E. Golden Phoenix, Borealis Mining and Gryphon Gold now wish to extend the Closing Date and to amend the Purchase Agreement to reflect such extension to allow the parties to obtain the Consent.

                            AGREEMENT OF THE PARTIES

         In consideration of the foregoing recitals, which are incorporated herein by this reference, and for other consideration, the receipt of which is hereby acknowledged, the parties hereto hereby amend the Purchase Agreement, and agree, as follows:

1. Extension of Closing Date. The Closing Date, as defined in the Purchase Agreement, is hereby extended to 10:00 a.m. on January 31, 2005, at the Tucson offices of Snell & Wilmer LLP, or such earlier date that the parties obtain a signed original of the Consent signed by the owner/lessor of the Property.

2. Defined Terms. Any capitalized terms herein shall have the meanings, if any, ascribed in the Purchase Agreement.

3. Purchase Agreement in Full Force. Except as provided herein, all original terms and provisions of the Purchase Agreement remain in full force and effect.

4. Counterparts. This Amendment may be executed in counterparts, including by facsimile, with each counterpart being deemed an original.

IN WITNESS WHEREOF, this First Amendment is executed by the parties hereto as of date first set forth above.

                                            GOLDEN PHOENIX MINERALS, INC.,
                                            a Minnesota corporation



                                            By: /S/ Michael Fitzsimonds
                                               ---------------------------------
                                            Name: Michael Fitzsimonds
                                            Its: President


                                            BOREALIS MINING COMPANY,
                                            a Nevada corporation



                                            By: /s/ Allen Gordon
                                               ---------------------------------
                                            Name: Allen S. Gordon
                                            Its: President


                                            GRYPHON GOLD CORPORATION,
                                            a Nevada corporation



                                            By: /s/ Allen Gordon
                                               ---------------------------------
                                            Name: Allen S. Gordon
                                            Its: President


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